UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  August 31, 2018

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Newport Beach, CA 92663

 (Address of principal executive offices) (Zip Code)

(510) 657-2635

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 31, 2018 (the “Closing Date”), DPW Holdings, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with an institutional investor (the “Investor”) providing for the issuance of a Senior Secured Convertible Promissory Note (the “Convertible Note”) with a principal face amount of $2,000,000, which Convertible Note is convertible into shares (the “Conversion Shares”) of Class A common stock of the Company at $0.40 per share (“Common Stock”). Pursuant to a registration rights agreement entered into with the Investor on the Closing Date (the “Registration Rights Agreement”), the Company agreed to file a registration statement on Form S-3 to register the Conversion Shares within twenty-one (21) days of the Closing Date. The Conversion Shares will not be issued to the Investor until the Company shall have obtained approval of the NYSE American and the Company’s stockholders for the foregoing transactions.

Description Senior Secured Convertible Promissory Note

The Convertible Note has a principal face amount of $2,000,000 and bears interest at 10% per annum. Accrued and unpaid interest shall be due and payable on each date on which a conversion is effected and, with the total principal amount, on February 29, 2019. The Convertible Note is convertible into Common Stock at $0.40 per share, subject to adjustment for customary stock splits, stock dividends, combinations or similar events. The Convertible Note contains standard and customary events of default including, but not limited to, failure to make payments when due under the Convertible Note, failure to comply with certain covenants contained in the Convertible Note, or bankruptcy or insolvency of the Company. The Company may prepay the full outstanding principal and accrued and unpaid interest at any time without penalty.

During the term of the Convertible Note, in the event that the Company consummates (i) any single public offering or other proceeds derived from the sale of debt instruments in which the Company receives gross proceeds of at least $2,000,000 or (ii) a private or public offering or other financing or capital-raising transaction of any kind, including the receipt of funds pursuant to a repayment from a related party of promissory notes issued to such entity, then the Company shall, subject to certain conditions, make a mandatory prepayment to the Investor an amount in cash calculated in accordance with the terms set forth in the Convertible Note.

The foregoing are only brief descriptions of the material terms of the Agreement, Convertible Note, and Registration Rights Agreement, the forms of which are attached hereto as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibits.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.02. The Convertible Note and the Conversion Shares described in this Current Report on Form 8-K were offered and sold to the Investor in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933 and, as applicable, Rule 506 of Regulation D promulgated thereunder.

Item 8.01 Other events

As previously reported in a Current Report on Form 8-K filed by the Company, on May 15, 2018 (the “Closing Date”), the Company entered into a Securities Purchase Agreement (as amended, the “SPA”) with the Investor providing for the issuance of (i) a Senior Secured Convertible Promissory Note (as amended, the “First Note”) with a principal face amount of $6,000,000, which Convertible Note is, subject to certain conditions, convertible into 8,000,000 shares of Common Stock of the Company at $0.75 per share; (ii) a five-year warrant to purchase 1,111,111 shares of Common Stock at an exercise price of $1.35; (iii) a five-year warrant to purchase 1,724,138 shares of Common Stock at an exercise price of $0.87 per share; and (iv) 344,828 shares of Common Stock.

As previously reported in a Current Report on Form 8-K filed by the Company, on July 2, 2018, the Company and the Investor amended the SPA pursuant to the terms and subject to the conditions set forth in an Amendment No. 3 Agreement and Amendment No. 4 Agreement (the “Amendments”).

On August 31, 2018, in connection with the Agreement, the Company and the Investor further amended the SPA pursuant to the terms and subject to the conditions set forth in an Amendment No. 5 Agreement and an Amendment No. 6 Agreement (the “Additional Amendments”), which among other things, extends the maturity date of the First Note, as amended, amends the amortization payment schedule set forth in the SPA, and amends the conversion price of the First Note and the Senior Secured Convertible Promissory Note issued to the Investor on July 2, 2018 to $0.40.

The foregoing is only a brief description of the material terms of the Additional Amendments, the form of which are attached hereto as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Exhibits and Financial Statements.

(d)           Exhibits:

Exhibit No.	Description

4.1	Form of 10% Senior Secured Convertible Promissory Note
4.2	Form of Registration Rights Agreement
10.1	Securities Purchase Agreement
10.2	Form of Amendment No. 5 Agreement
10.3	Form of Amendment No. 6 Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: September 4, 2018	/s/ Milton C. Ault III
Milton C. Ault III Chief Executive Officer